Supplement to the Current Prospectus

Effective June 1, 2008, the bulleted  sections under the  sub-heading  "Frequent
Trading" up to, but not including "Frequent Trading Risks" under the main heading "How to Purchase, Redeem, and Exchange Shares" are restated as follows:

Frequent Trading

     o Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     o General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

     o Specific Purchase and Exchange Limitation Policies. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders into an MFS fund if MFSC determines that an

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          accountholder  has made two exchanges,  each in an amount of $5,000 or more, out of an account in such MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to MFS money market funds or exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary
          exchanges   (e.g.,  in  connection  with  fund   mergers/acquisitions/
          liquidations).

          In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading multiple accounts under common ownership, control, or influence to be trading out of a single account.

          Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

     o Financial Intermediary Purchase and Exchange Limitations. MFSC receives purchase, exchange and redemption orders through financial intermediaries. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

          MFSC believes that financial intermediaries are required to enforce the terms of the prospectus for each MFS fund for which they maintain an omnibus account with MFSC, including the MFS funds' frequent trading policies. However, there is no assurance that each financial
          intermediary   enforces  the  specific

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          and/or  general  purchase and exchange  limitations  of the MFS funds'
          frequent trading policies.

     o Omnibus Accounts. MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and variable insurance products. MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading.

          In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC determines that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interest of the funds ("Adopted Financial Intermediary Policy"). If MFSC is relying on an Adopted Financial Intermediary Policy, MFSC will not typically request underlying shareholder data but will rely on the financial intermediary to monitor trading activity in good faith in accordance with its policy. In other circumstances where shareholders hold shares through a financial intermediary that does not enforce the MFS funds' frequent trading policies and does not have its own policy to restrict frequent trading that MFSC determines is reasonably designed to identify and curtail trading activity that is not in the best interests if the funds (a "Non Adopted Policy"), MFSC may rely upon the financial intermediary to enforce its Non Adopted Policy (if any). MFSC expects to request underlying shareholder data from financial intermediaries with Non Adopted Policies more frequently than from financial intermediaries with Adopted Financial Intermediary Policies.

          For omnibus accounts for which MFSC does not regularly receive underlying shareholder data, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. This review is based on MFSC's internal parameters for detecting frequent

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          trading, including reviewing transactions that exceed a certain dollar amount or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. These parameters may change from time to time. If MFSC detects suspicious trading activity at the omnibus level it
          will  contact  the  financial   intermediary  to  request   underlying
          shareholder level activity to determine whether there is underlying shareholder level frequent trading. MFSC will ordinarily review such data to detect suspicious trading activity and not to determine whether there have been violations of the two exchange limit. If frequent trading is identified, MFSC will take appropriate action, such as prohibiting purchases into the account, requiring purchases by mail, or prohibiting purchases from the financial intermediary.

     o Limitations on the Ability to Detect and Curtail Frequent Trading Practices. Depending upon the composition of a fund's shareholder accounts and the efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. MFSC's ability to monitor and deter frequent trading in omnibus accounts ultimately depends on the capability and cooperation of the financial intermediary and the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. In certain instances, a financial intermediary may be unable to provide MFSC with information about underlying shareholder level activity. There is no assurance that MFSC will request data with sufficient frequency to detect or deter frequent trading in omnibus accounts effectively. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices.

                  The date of this supplement is June 1, 2008.